SECOND AMENDMENT
                                       TO
              UDC MASTER REVOLVING LINE OF CREDIT (BORROWING BASE)
                                 LOAN AGREEMENT


         This SECOND AMENDMENT TO UDC MASTER REVOLVING LINE OF CREDIT (BORROWING
BASE) LOAN AGREEMENT (the "Second Amendment"), dated as of May ___, 1996, is made and entered into by and between UDC HOMES, INC., a Delaware corporation ("Borrower"); BANK ONE, ARIZONA, NA, a national banking association ("BOAZ"); BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"); WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to First Interstate Bank of California, a banking corporation organized and existing under the laws of California ("WFB"); THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("BkB"); WELLS FARGO REALTY ADVISORS FUNDING, INCORPORATED, a Colorado corporation ("Wells Fargo"); and GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Guaranty Federal").


                                    RECITALS:

         A. Borrower, BOAZ, Bankers Trust, WFB, BkB, Wells Fargo, and Guaranty Federal are parties to the UDC Master Revolving Line of Credit (Borrowing Base) Loan Agreement, dated November 8, 1995 (the "Original Revolving Loan
Agreement"). BkB became a party to the Original Revolving Loan Agreement pursuant to an Assignment and Acceptance, dated November 30, 1995, between BkB and Bankers Trust. Wells Fargo became a party to the Original Revolving Loan Agreement pursuant to an Assignment and Acceptance, dated December 5, 1995, between Bankers Trust and Wells Fargo. Guaranty Federal became a party to the Original Revolving Loan Agreement pursuant to an Assignment and Acceptance, dated December 14, 1995, between Bankers Trust and Guaranty Federal and pursuant to an Assignment and Acceptance, dated December 14, 1995, between BOAZ and Guaranty Federal. As of December 14, 1995, Borrower, the Administrative Agent, the Co-Agents, and the Banks entered into a First Amendment to UDC Master Revolving Line of Credit (Borrowing Base) Loan Agreement (the "First Amendment"). The Original Revolving Loan Agreement, as amended by the First Amendment, is referred to in this Second Amendment as the "Revolving Loan Agreement". Capitalized terms used in this Second Amendment and not defined in this Second Amendment have the meanings ascribed to them in the Revolving Loan Agreement.

         B. Borrower has requested modifications to certain provisions of the Revolving Loan Agreement and waivers of certain covenants in the Revolving Loan Agreement. The Administrative Agent, the Co-Agents, and the Banks are willing to agree to the modifications and waivers provided in this Second Amendment, on the terms and conditions set forth in this Second Amendment.

                                   AGREEMENT:

         NOW THEREFORE, For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Administrative Agent, the Co-Agents, and the Banks agree as follows:

         1.       Waivers.
                  --------

                  (a) The Administrative Agent, the Co-Agents, and the Banks waive compliance by Borrower with the following Financial Covenants at the following designated dates and for the following designated periods:

                           (i) The  Maximum  Total  Debt to  Tangible  Net Worth
                  Covenant of Section 6.22.3 of the Revolving Loan Agreement as of the Closing Date and as of December 31, 1995.

                           (ii) The  Minimum  Tangible  Net  Worth  Covenant  of
                  Section 6.22.4 of the Revolving Loan Agreement as of the Closing Date and as of December 31, 1995.

                           (iii) The  Minimum  Available  Liquidity  Covenant of
                  Section 6.22.1 of the Revolving Loan Agreement for the period from February 21, 1996 through March 15, 1996.

                  (b) The Administrative Agent, the Co-Agents, and the Banks waive compliance by Borrower with the monthly financial statement reporting requirements of Section 6.4.3(a) of the Revolving Loan Agreement for the period from November 30, 1995, through February 29, 1996.

                  (c) The foregoing waivers shall relate only to the Financial Covenants and reports requirements referred to above and only for the periods described above. Nothing contained herein shall waive compliance with any other provisions of the Loan Documents or with respect to any other period. Nothing contained herein shall obligate Administrative Agent, Co-Agents or the Banks to grant any additional waivers to Borrower.

         2.       Amendment.
                  ----------

                  (a) Section 6.22.3 of the Revolving Loan Agreement is amended, as of March 31, 1996, to read as follows:

                           6.22.3 Maximum Total Debt to Tangible Net Worth Covenant. Borrower will have a ratio of (a) the Total Debt of Borrower as of the end of each fiscal quarter of Borrower, to
                  (b) the Tangible Net Worth of Borrower as of the end of such fiscal quarter that is equal to or less than the following amounts:

                           Date                             Ratio
                           ----                             -----

                           March 31, 1996                   3.40 to 1

                           June 30, 1996                    3.05 to 1

                           September 30, 1996               2.50 to 1

                           December 31, 1996 and            2.35 to 1
                           each fiscal quarter end
                           thereafter through the
                           fiscal quarter ending
                           on June 30, 1997

                           September 30, 1997 and           1.80 to 1
                           each fiscal quarter end
                           thereafter

                  (b) Section 6.22.4 of the Revolving Loan Agreement is amended, as of March 31, 1996, to read as follows:

                           6.22.4 Minimum Tangible Net Worth Covenant.  Borrower
                  will have minimum Tangible Net Worth at the end of each fiscal quarter of Borrower, in at least the following amounts:

                      Date                           Minimum Tangible Net Worth
                      ----                           --------------------------

                      March 31, 1996                 $76,222,000

                      June 30, 1996                  $78,158,000

                      September 30, 1996             $81,850,000

                      December 31, 1996 and          $87,290,000 plus
                      each fiscal quarter end        the cumulative
                      thereafter                     Adjusted Net Increase

                  (c) Section 6.22.6 of the Revolving Loan Agreement is amended to read as follows:

                           6.22.6 Interest  Coverage  Covenant.  As of each Test
                  Date, the ratio of (1) the aggregate total EBITDA of Borrower for the fiscal quarter ending on the Test Date and for the immediately preceding 3 fiscal quarters taken as a whole; to
                  (2) the aggregate total Interest Paid of Borrower for the same 4 quarters taken as a whole, will not be less than the following amounts:

                                    (a) With respect to the Test Date  occurring
                           on each of September  30, 1996 and December 31, 1996:
                           1.15 to 1;

                                    (b) With respect to the Test Date  occurring
                           on each of March 31, 1997 and June 30, 1997: 1.30 to 1; and

                                    (c) With respect to the Test Date  occurring
                           on September 30, 1997 and each Test Date  thereafter:
                           1.75 to 1.

                  (d) Section 6.22.9(s) of the Revolving Loan Agreement is amended to read as follows:

                           (s) "Tangible Net Worth" means  Borrower's  (i) Total
                  Tangible Assets less (ii) Total Debt excluding Contingent Liabilities.

                  (e) All references in the Loan Documents to First Interstate Bank of California, are hereby amended to be references to WFB.


         3. Extension of Eligibility for Certain A&D Finished Lots. Notwithstanding the provisions of Section 3.4.3 of the Revolving Loan Agreement, the A&D Lots listed on Schedule 1 to this Second Amendment shall be entitled to be included as Eligible Collateral (as A&D Lots) from February 12, 1996 through May 13, 1996.

         4.       Approval for Additional Qualifying Subordinated Indebtedness.

                  (a) The following is added to the end of Section 6.22.9(r) of the Revolving Loan Agreement, authorizing the issuance of certain additional subordinated indebtedness on the terms and conditions set forth below:

                  "Qualifying Subordinated Indebtedness" also means Borrower's 14 1/2% Series D Subordinated Notes, due 2000, in the original aggregate amount of $10,000,000, plus the amount of all interest payments made on such subordinated indebtedness by the issuance of additional subordinated indebtedness; provided, however, that in order to be considered as Qualifying Subordinated Indebtedness, the Series D Subordinated Notes must be in form satisfactory to the Co-Agents and be fully subordinated with no payments (other than interest paid in kind by the issuance of additional subordinated indebtedness) until the later of (1) the date all of the Term Loan Facilities are paid in full or (2) 2 years after the Closing Date. Thereafter, only interest on the Series D Subordinated Notes will be payable and then only to the extent that (3) the making of such interest payment would not, after giving effect to such payment, cause or contribute to a violation of any of the financial covenants of Borrower set forth in this Section 6.22 or otherwise cause or contribute to an Event of Default or Unmatured Event of Default and (4) Borrower is entitled to pay Dividends pursuant to the covenants in the Loan Documents. Upon the occurrence of an Event of Default or an Unmatured Event of Default, no payments of principal or interest will be payable on the Series D Subordinated Notes. If, at any time, the Series D Subordinated Notes fail to satisfy the requirements set forth in this Section 6.22.9(r) for Qualifying Subordinated Indebtedness, such Series D Subordinated Notes will no longer be Qualifying Subordinated Indebtedness but will be treated as Indebtedness.

                  (b) The last sentence of Section 6.22.9(l) of the Revolving Loan Agreement is amended to read as follows:

                  Without limiting the generality of the foregoing, the term "Indebtedness" includes the New A Notes, the New B Notes, Borrower's Series C Subordinated Notes (described in Section 6.22.9(r), to the extent such Series C Subordinated Notes do not qualify as Qualifying Subordinated Indebtedness, and Borrower's Series D Subordinated Notes (described in Section 6.22.9(r), to the extent such Series D Subordinated Notes do not qualify as Qualifying Subordinated Indebtedness.

                  (c) All of the provisions of the Revolving Loan Agreement relating to Qualifying Subordinated Indebtedness, with the exception of Sections 4.1.3 and 4.1.10 of the Revolving Loan Agreement, shall apply with equal force to Borrower's Series D Subordinated Notes and, without limiting the generality of the foregoing, Borrower confirms that all of the representations and warranties in Article 5 of the Revolving Loan Agreement relating to Qualifying Subordinated Indebtedness are and will be true, complete and accurate with respect to Borrower's Series D Subordinated Notes.

                  (d) Co-Agents hereby approve the form of Borrower's Series D Subordinated Note (the "Series D Form Note") attached to this Second Amendment as Exhibit A and the issuance of $10,000,000 in Qualifying Subordinated Indebtedness pursuant to the Series D Form Note; provided, however, that (i) the Series D Subordinated Note may be issued only to DMB and AEW and (ii) the holder of the Series D Subordinated Note shall execute and deliver the Amendment Agreement in the form attached to this Second Amendment as Exhibit B. The issuance of the $10,000,000 Series D Subordinated Note will be accomplished by the conversion of the $10,000,000 capital surplus contributed to Borrower on March 15, 1996 to Qualifying Subordinated Indebtedness and such conversion is approved, any other provision of the Revolving Loan Agreement to the contrary notwithstanding.

                  (e) Borrower agrees that the Series D Subordinated Note described in Paragraph 4(d) above will be issued to DMB and AEW. Borrower also confirms and agrees that the provisions of Sections 8.1.8 and 8.1.9 of the Revolving Loan Agreement will apply to the Series D Subordinated Note as well as to the Series C Subordinated Note owned by DMB and AEW. If requested by Administrative Agent, Borrower will cause DMB and AEW to execute documents in form satisfactory to Administrative Agent, confirming the subordination of the Series D Subordinated Note to all of the Obligations and confirming such other matters as Administrative Agent may require.

         5.       Miscellaneous Provisions.
                  -------------------------

                  (a) References in the Revolving Loan Agreement to the "Borrower/Bank Group Term Loan Agreement", the "Borrower/BOAZ Term Loan Agreement", the "MountainBrook Term Loan Agreement", the "Realty Dealers Term Loan Agreement", and the "Sunrise Term Loan Agreement" are deemed to include all modifications, amendments, extensions, renewals or supplements to any of the documents, agreements or instruments included in such terms.

                  (b) The reference in Section 3.4.1 of the Revolving Loan Agreement to Exhibit 3.2.5(l) is amended to refer to Exhibit 3.2.5(k).

         6. Inducements to the Banks. As additional consideration and inducement to the Administrative Agent, the Co-Agents, and the Banks to grant the waivers and modifications set forth in this Second Amendment and to agree to the other terms of this Second Amendment, with knowledge that the Administrative Agent, the Co-Agents, and the Banks would not enter into this Second Amendment but for the provisions of this Paragraph 6:

                  (a) Borrower represents and warrants to the Administrative Agent, the Co-Agents, and the Banks that:

                           (i) All Obligations under the Revolving Loan Agreement (as amended by this Second Amendment), the Loan Documents, and the Borrower/Bank Group Term Loan Agreement are and continue to be valid, binding and enforceable obligations of Borrower, enforceable in accordance with their terms, and are and continue to be secured by the Collateral, in the case of the Revolving Loan Agreement Obligations, and by the Borrower/Bank Group Term Loan Collateral, in the case of the obligations of the Borrower with respect to the Borrower/Bank Group Term Loan;

                           (ii) All of the  representations  and  warranties set
                  forth in the Revolving Loan Agreement (as amended by this Second Amendment), the other Loan Documents, and the Borrower/Bank Group Term Loan Agreement and the related Loan Documents continue to be true and correct as of the date hereof;

                           (iii) With respect to the  Revolving  Loan  Agreement
                  (as amended hereby), all property and interests (including, without limitation, property and interests that constitute Eligible Collateral, property and interests that are not included in the Eligible Collateral) encumbered under any Deeds of Trust constitute, and shall continue to be, first priority liens and collateral security for all of the Obligations, and the value of such Collateral is and has at all times been, in the aggregate, greater than the amount of the Obligations;

                           (iv) With  respect  to the  Borrower/Bank  Group Term
                  Loan Agreement, all property and interests (including, without limitation, property and interests that constitute
                  "Collateral" under the Borrower/Bank Group Term Loan Agreement) encumbered under any "Deeds of Trust" given pursuant to the Borrower/Bank Group Term Loan Agreement constitute, and shall continue to be, first priority liens and collateral security for all of the "Obligations" under the Borrower/Bank Group Term Loan Agreement; and

                           (v) Borrower has no defense, setoff, claim or counterclaim against the Administrative Agent, the Co-Agents, or the Banks in regard to its obligations under the Revolving Loan Agreement, as amended by this Second Amendment, any other Loan Document, the Borrower/Bank Group Term Loan Agreement, any document, instrument, transaction, act or omission arising out of or related to the Obligations, the Revolving Loan Agreement (as amended by this Second Amendment), the Borrower/Bank Group Term Loan Agreement or any other obligation to the Banks, the Administrative Agent or the Co-Agents, or any of them, including without limitation, the following (collectively, the "Other Borrower Loans"): the Borrower/BOAZ Term Loan and the Borrower/BOAZ Term Loan Agreement; the MountainBrook Term Loan and the MountainBrook Term Loan Agreement; the Realty Dealers Term Loan and the Realty Dealers Term Loan Agreement; and the Sunrise Term Loan and the Sunrise Term Loan Agreement.

                  (b) Borrower and all guarantors fully, finally, and forever release and discharge the Administrative Agent, the Co-Agents, and the Banks, and their respective successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower or any of the guarantors whether now known or unknown: (i) in respect of the loans made pursuant to the Revolving Credit Agreement (as amended hereby), the Borrower/Bank Group Term Loan Agreement, and the Other Borrower Loans or the acts or omissions of the Administrative Agent, the Co-Agents, and/or the Banks, or any of them, in respect thereto and (ii) arising from events occurring prior to the execution and delivery of this Second Amendment by Borrower.

                  (c) In connection with the releases and waivers contained herein, Borrower and each guarantor hereby expressly waive any and all rights and benefits conferred upon it by the provisions of Section 1542 of the California Civil Code (or similar provisions of any other applicable law) which provides:

                           "A general  release  does not extend to claims  which
                  the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         Borrower and each guarantor have been advised by their legal counsel, or Borrower and each guarantor have made a reasoned and fully informed decision not to be so represented by counsel, and understand and acknowledge the significance and consequences of this release and of this specific waiver of Section 1542, and Borrower and each guarantor expressly consent that the releases contained herein shall be given full force and effect according to each and all of its express terms and provisions including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. The foregoing shall not be deemed to be an agreement by the Administrative Agent, the Co-Agents or the Banks that California law is the governing law under the Loan Documents.

         7. Ratification. As modified by this Second Amendment, the Revolving Loan Agreement is ratified and confirmed and continues in full force and effect.

         8. Counterpart Execution. This Second Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Second Amendment to physically form one document. Telecopied signature pages will be acceptable, provided originally signed signature pages are provided to each of the other parties by overnight courier.

         9. Integration. This Second Amendment shall constitute one of the Loan Documents, and the Loan Documents, together with this Second Amendment and the Borrower/Bank Group Term Loan Agreement, contain the complete understanding and agreement of Borrower, the Administrative Agent, the Co-Agents and the Banks with respect to the transactions contemplated by the Revolving Loan Agreement (except as between the Administrative Agent, the Co-Agents and the Banks with respect to matters set forth in the Agency/Participation Agreement) and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations, including the Loan Commitment.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment.

BORROWER:                    UDC HOMES, INC.,
                             a Delaware corporation



                             By:_____________________________________
                             Name:   Gina M. Self
                             Title:  Assistant Vice President

BOAZ:                            BANK ONE, ARIZONA, NA, a national
                                 banking association, individually as a Bank and in its capacity as the Administrative Agent and as one of the Co-Agents



                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

BANKERS TRUST:                   BANKERS TRUST COMPANY, a New York
                                 banking corporation, individually as a Bank and in its capacity as one of the Co-Agents



                                 By:____________________________________________
                                 Name:   A.B.V. Johnson
                                 Title:_________________________________________

WFB: WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to First Interstate Bank of California, a banking corporation organized and existing under the laws of California



                  By:___________________________________________________________
                  Name:_________________________________________________________
                  Title:________________________________________________________

BkB:                                THE FIRST NATIONAL BANK OF BOSTON,
                                    a national banking association


                                    By:_________________________________________
                                    Name:   Kevin C. Hake
                                    Title:  Vice President

WELLS FARGO:                        WELLS FARGO REALTY ADVISORS FUNDING,
                                    INCORPORATED, a Colorado corporation

                                    By       WELLS FARGO REAL ESTATE GROUP,
                                             a California corporation, as agent


                                             By:________________________________
                                             Name:   John McKinney
                                             Title:  Vice President

GUARANTY FEDERAL:                   GUARANTY FEDERAL BANK, F.S.B.,
                                    a federal savings bank


                                    By:_________________________________________
                                    Name:  Richard V. Thompson
                                    Title: Vice President

                                     CONSENT
                                     -------


         The undersigned consent and agree to the foregoing. The undersigned represent and warrant to Administrative Agent, Co-Agents and Banks that all of the representations and warranties of the undersigned set forth in the Loan Documents continue to be true and correct as of the date hereof. The undersigned ratify and confirm all of their agreements and obligations pursuant to and in connection with the Loan Documents. The undersigned hereby join in the release and other provisions contained in Section 6 of the foregoing Second Amendment and agree to be bound by all of the provisions thereof, and the undersigned otherwise fully, finally and forever release and discharge Administrative Agent, Co- Agents and Banks and their respective successors, assigns, directors, officers, employees, agents and representatives from any and all actions, causes of actions, claims, debts, demands, liabilities, obligations and suits, of whatever nature, in law or equity of the undersigned, whether now known or unknown to the undersigned, (i) in respect of the loans made pursuant to the Revolving Credit Agreement (as amended by the foregoing Second Amendment), the Borrower/Bank Group Term Loan Agreement, and the Other Borrower Loans or the acts or omissions of Administrative Agent, the Co-Agents, and/or Banks, or any of them, in respect thereto and (ii) arising from events occurring prior to the execution and delivery of this Consent.

                                   UDC HOMES CONSTRUCTION, INC., an Arizona corporation


                                   By:__________________________________________
                                   Its:_________________________________________

                                   UDC ADVISORY SERVICES, INC., an Illinois corporation


                                   By:__________________________________________
                                   Its:_________________________________________

                                   UDC MORTGAGE ACCEPTANCE CORPORATION,
                                   an Arizona corporation


                                   By:__________________________________________
                                   Its:_________________________________________

                              UDC MORTGAGE FINANCE GENERAL
                              PARTNERSHIP, an Arizona general partnership

                              By: UDC Homes, Inc., a Delaware corporation, General Partner


                                      By:_______________________________________
                                      Its:______________________________________

                              ABERDEEN SERVICES, INC., a


                              By:_______________________________________________
                              Its:______________________________________________

                              UDC HOMES OF GEORGIA, INC., a Georgia
                              corporation


                              By:_______________________________________________
                              Its:______________________________________________

                              REA ACQUISITION CORPORATION, an Arizona
                              corporation


                              By:_______________________________________________
                              Its:______________________________________________

                              MOUNTAINBROOK VILLAGE COMPANY, an
                              Arizona corporation


                              By:_______________________________________________
                              Its:______________________________________________

                              MBV GOLF COURSE, INC., an Illinois corporation


                              By:_______________________________________________
                              Its:______________________________________________

                                   SCHEDULE 1

                    A&D LOTS ENTITLED TO EXTENDED ELIGIBILITY

                                    EXHIBIT A

                       FORM OF SERIES D SUBORDINATED NOTE

                                    EXHIBIT B

                       FORM OF AMENDMENT TO SERIES D NOTE